STOCK ESCROW AGREEMENT

STOCK ESCROW AGREEMENT, dated as of May 13, 2011 (“Agreement”), by and among UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION., a Delaware corporation (“Company”), the undersigned individual whose name appears listed under the heading “Initial Stockholder” on the signature page hereto (each an “Initial Stockholder” and collectively as scheduled on Exhibit A, the “Initial Stockholders”) and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, a New York corporation (“Escrow Agent”).

WHEREAS, the Company has entered into an underwriting agreement, dated May 9, 2011 (“Underwriting Agreement”), with EarlyBirdCapital, Inc. (“EBC”) acting as representative of the several underwriters (collectively, the “Underwriters”), pursuant to which, among other matters, the Underwriters have agreed to purchase 12,000,000 units (“Units”) of the Company with an option to purchase up to 1,800,000 additional Units to cover over-allotments.  Each Unit consists of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and one warrant, each warrant to purchase one share of Common Stock, all as more fully described in the Company’s Registration Statement on Form S-1 (File No. 333-171359) (“Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) , declared effective on May 9, 2011 (“Effective Date”), following which the Company filed its final prospectus (the “Prospectus”) under Rule 424 of the Securities Act.

WHEREAS, the Initial Stockholders have agreed as a condition of the sale of the Units to deposit their shares of Common Stock of the Company, as set forth opposite their respective names in Exhibit A attached hereto (collectively “Escrow Shares”), in escrow as hereinafter provided.

WHEREAS, each of the Initial Stockholders has executed a letter agreement with the Underwriters and the Company dated as of the date hereof (the “Insider Letters”).

WHEREAS, the Company and the Initial Stockholders desire that the Escrow Agent accept the Escrow Shares, in escrow, to be held and disbursed as hereinafter provided.

IT IS AGREED:

1.           Appointment of Escrow Agent.  The Company and the Initial Stockholders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

2.           Deposit of Escrow Shares.  On or before the Effective Date, each of the Initial Stockholders shall deliver to the Escrow Agent certificates representing his, her or its respective Escrow Shares, to be held and disbursed subject to the terms and conditions of this Agreement.  Each Initial Stockholder acknowledges that the certificate representing his, her or its Escrow Shares is legended to reflect the deposit of such Escrow Shares under this Agreement.

3.           Disbursement of the Escrow Shares.

3.1.           Failure to Exercise Over-Allotment Option.  If the Underwriters fail to exercise their over-allotment option to purchase up to an additional 1,800,000 Units of the Company (as described in the Prospectus) in full, the Initial Stockholders agree that the Escrow Agent shall return to the Company for cancellation, at no cost, the number of Escrow Shares held by each Initial Stockholder determined by multiplying (a) the product of (i) 450,000, multiplied by (ii) a fraction, (x) the numerator of which is the number of Escrow Shares held by each Initial Stockholder, and (y) the denominator of which is the total number of Escrow Shares, by (b) a fraction, (i) the numerator of which is 1,800,000 minus the number of Units purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 1,800,000.

3.2.           Pre-Business Combination.  The Escrow Agent shall hold the Escrow Shares until one year after the consummation of a Business Combination (as defined in the Registration Statement), on which date it shall, upon written instructions from each Initial Stockholder, disburse 75% of the Initial Stockholder’s Escrow Shares (and any applicable stock power) to such Initial Stockholder, the remaining 25% of the Initial Stockholder’s Escrow Shares to remain in escrow until such time as a redemption under Section 6.1 of that certain warrant agreement entered into between the Company and the Escrow Agent concurrently with this Agreement (the “Warrant Agreement”) occurs, if at all.  If such a redemption does not occur prior to the expiration of the warrants governed by the Warrant Agreement, the remaining 25% of the Initial Stockholder’s Escrow Shares shall be returned to the Company for cancellation. The earlier of the date on which a redemption under Section 6.1 of the Warrant Agreement occurs and the expiration of the warrants governed by the Warrant Agreement is referred to herein as the “Escrow Period”

3.3.           Post-Business Combination.  If, after the Company consummates a Business Combination (as such term is defined in the Underwriting Agreement), it (or the surviving entity) subsequently consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders of such entity having the right to exchange their shares of Common Stock for cash, securities or other property, then the Escrow Agent will, upon receipt of a certificate, executed by the Chairman of the Board or other authorized officer of the Company, in form reasonably acceptable to the Escrow Agent, that such transaction is then being consummated or such conditions have been achieved, as applicable, release the Escrow Shares to the Initial Stockholders.  The Escrow Agent shall have no further duties hereunder after the disbursement in accordance with this Section 3.

4.           Rights of Initial Stockholders in Escrow Shares.

4.1.           Voting Rights as a Stockholder.  Subject to the terms of the Insider Letter and except as herein provided, the Initial Stockholders shall retain all of their rights as stockholders of the Company during the Escrow Period, including the right to vote such shares, other than with respect to any Escrow Shares which shall have been returned to the Company for cancellation.

4.2.           Dividends and Other Distributions in Respect of the Escrow Shares.  During the Escrow Period, all dividends or distributions payable in cash with respect to the Escrow Shares shall be paid to the Initial Stockholders, but all dividends or distributions payable in stock or other non-cash property (“Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof.  As used herein, the term “Escrow Shares” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

4.3.           Restrictions on Transfer.  During the Escrow Period, no sale, transfer or other disposition may be made of any or all of the Escrow Shares except as (A) pledges to secure the obligations incurred in connection with purchases of the Escrow Shares, (B) private sales of the Escrow Shares placed in the escrow account made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased or (C) transfers to (i) the Company’s officers and directors, (ii) an entity’s members upon its liquidation, (iii) a member of an Initial Stockholder’s immediate family or to a trust, by bona fide gift, the beneficiary of which is an Initial Stockholder or a member of an Initial Stockholder’s immediate family for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order or (vi) to the Company for cancellation in connection with the consummation of a business combination; provided, however, that such transfers except for transfers under (B) or (C)(vi) may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement, following which such transferee shall be an Initial Stockholder for the purposes of this Agreement.

5.           Concerning the Escrow Agent.

5.1.           Good Faith Reliance.  The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

5.2.           Indemnification.  The Escrow Agent shall be indemnified and held harmless by the Company from and against any documented, out-of-pocket expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Shares held by it hereunder, other than expenses or losses arising from the bad faith, gross negligence or willful misconduct of the Escrow Agent.  Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing.  In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered.  The provisions of this Section 5.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 5.5 or 5.6 below.

5.3.           Compensation.  The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder, as described in Exhibit B hereto.  The Escrow Agent shall be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

5.4.           Further Assurances.  From time to time on and after the date hereof, the Company and the Initial Stockholders shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

5.5.           Resignation.  The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided.  Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the Company, the Escrow Shares held hereunder.  If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Shares with any court it reasonably deems appropriate.

5.6.           Discharge of Escrow Agent.  The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 5.5.

5.7.           Liability.  Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

5.8.           Waiver.  The Escrow Agent hereby waives any and all right, title, interest or claim of any kind (each, a “Claim”) in or to any distribution from the Trust Account (as defined in the Investment Management Trust Agreement dated as of the date hereof by and between the Company and the Escrow Agent, as trustee thereunder) and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

6.           Miscellaneous.

6.1.           Governing Law.  This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York.  The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the U.S. District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.  The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.  Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 6.6 hereof.  Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

6.2.           Third Party Beneficiaries.  Each of the Initial Stockholders hereby acknowledges that the Underwriters are third party beneficiaries of this Agreement and this Agreement may not be modified or changed without the prior written consent of EBC.

6.3.           Entire Agreement.  This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged.  It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument

6.4.           Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

6.5.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

6.6.           Notices.  Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

If to the Company, to:

Universal Business Payment Solutions Acquisition Corporation
c/o UBPS Services, LLC
Radnor Financial Center
150 North Radnor-Chester Road, Suite F-200
Radnor, Pennsylvania 19087
Attn:  Bipin C. Shah

If to a Stockholder, to the address set forth in Exhibit A.

and if to the Escrow Agent, to:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn:  Chairman

A copy of any notice sent hereunder shall be sent to:

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Attn:  Thomas J. Friedmann

and:

EarlyBirdCapital, Inc.
275 Madison Avenue
27th Floor
New York, NY 10016
Attn:  Steve Levine

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

6.7.           Liquidation of the Company.  The Company shall give the Escrow Agent written notification of the liquidation and dissolution of the Company in the event that the Company fails to consummate a Business Combination within the time period(s) specified in the Prospectus.

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Peter Davidson
Name: Peter Davidson
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Frederick Hammer
Name: Frederick Hammer
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Arthur Ryan
Name: Arthur Ryan
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Robert Palmer
Name: Robert Palmer
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Richard Braddock
Name: Richard Braddock
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Jon Lubert
Name: Jon Lubert
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Ira Lubert
Name: Ira Lubert
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Douglas Anderson
Name: Douglas Anderson
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Douglas Rainey
Name: Douglas Rainey
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Eric Van Der Vlugt
Name: Eric Van Der Vlugt
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Thomas McHugh
Name: Thomas McHugh
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Dipak Shah
Name: Dipak Shah
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Anna Hassold
Name: Anna Hassold
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Roland Bullard
Name: Roland Bullard
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Fred R. Adams
Name: Fred R. Adams
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ William M. Dougherty
Name: William M. Dougherty
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ John W. Piasecki
Name: John W. Piasecki
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Valerie Phillips
Name: Valerie Phillips
Address:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

EXHIBIT A

Name and Address of Initial Stockholder	Number of Shares	Date of Letter Agreement
Bipin Shah, 1100 Wyndon Avenue, Bryn Mawr, PA 19010	1,584,410	May 13, 2011
Peter Davidson 343 Lane, Downingtown, PA 19335	336,376	May 13, 2011
Frederick Hammer, 7743 S.E. Lake Shore Drive, FL 33455	39,675	May 13, 2011
Arthur Ryan, 2210 East Ocean Oaks Lane, Vero Beach FL, 32963	39,675	May 13, 2011
Robert Palmer, 3140 Appleton Road, Landenberg, PA 19350	39,675	May 13, 2011
Richard Braddock, 320 Park Avenue, Ste. 1600, New York, NY 10022	39,675	May 13, 2011
Jon Lubert, 2929 Arch St., 13th Floor, Philadelphia, PA 19104	207,000	May 13, 2011
Ira Lubert, 2929 Arch St., 13th Floor, Philadelphia, PA 19104	828,000	May 13, 2011
Douglas Anderson, 502 Cardinal Circle East, St. Marys, GA 31558	59,513	May 13, 2011
Douglas Rainey, 56 Leroy Avenue, Berlin, NJ 08009	17,250	May 13, 2011
Eric Van Der Vlugt, 515 S. Darien St., Philadelphia, PA 19147	43,125	May 13, 2011
Thomas McHugh, 15605 Cochester Road, Tampa, FL 33647	59,513	May 13, 2011
Dipak Shah, 207 Shinnecock Drive, Manalapan, NJ 07726	17,250	May 13, 2011
Anna Hassold, 1336 Wrenfield Way, Villanova, PA 19085	39,675	May 13, 2011
Roland Bullard, 1822 Pine St., Philadelphia, PA 19103	19,837	May 13, 2011
Fred R. Adams, c/o Cobblestone Management Inc., Suite 2030, 1300 Belmont St., Brockton, MA 02301	9,919	May 13, 2011
William Dougherty, 3701 N. 25th St., Arlington, VA 22207	5,951	May 13, 2011
John Piasecki, 1101 Wyndon Avenue, Bryn Mawr, PA 19010	3,968	May 13, 2011
Valerie Ogden Phillips, 452 W. Chestnut Hill Avenue, Philadelphia, PA 19118	59,513	May 13, 2011